Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yong Qiang Yang, President of Love International Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Form 10-Q of the Company for the three month period ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2016
/s/ Yong Qiang Yang Yong Qiang Yang President (Principal Executive Officer)
[A signed original of this written statement required by Section 906 has been provided to Love International Group, Inc. and will be retained by Love International Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]